UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 11, 2022, the Board of Directors of JetBlue Airways Corporation (the “Company”) increased the number of members of the Board of Directors to eleven and appointed Nikhil Mittal to fill the newly created vacancy.

Mr. Mittal is currently president and co-portfolio manager of Molecule Ventures LLC, a private environmental markets investment firm he co-founded, partner and lead investor in Plankton Energy LLC, a community solar developer, and an advisor to CleanPlanet Chemical, a solvent waste management and recycling company. Mr. Mittal does not sit on any other public company boards.

Our Board of Directors has appointed Mr. Mittal to serve as an independent member of the Audit Committee. There are no arrangements or understandings between Mr. Mittal and any other persons pursuant to which Mr. Mittal was selected as a director and there are no transactions in which Mr. Mittal has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Mittal will be compensated in accordance with the Company’s publicly disclosed director compensation policies.

Item 7.01    Regulation FD Disclosure.

On August 11, 2022, the Company issued a press release announcing the appointment of Mr. Mittal disclosed under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 herewith.

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and the Company disclaims any such incorporation by reference. The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 11, 2022 of JetBlue Airways Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	August 11, 2022	By:	/s/ Al Spencer
Al Spencer Vice President, Controller and Principal Accounting Officer